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                                                                    Exhibit 23.1



                         Independent Auditors' Consent


We consent to the incorporation by reference in this Annual Report (Form 10-K) of Imtek Office Solutions, Inc. of our report dated December 19, 1997.




Bridgewater, New Jersey
January 9, 1998